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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46972) of Proton Energy Systems, Inc. of our report dated February 14, 2002 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP/s/

Hartford, Connecticut
March 27, 2002